EXHIBIT 10.134

                           LAND INVENTORY ADVANCE NOTE
                                    (SECURED)
                                  ($8,500,000)
                         THE MATURITY DATE OF THIS NOTE
                                IS MARCH 10, 2006

$8,500,000.00                                                     March 26, 2003

      FOR VALUE RECEIVED, the undersigned BLUEGREEN COMMUNITIES OF GEORGIA, LLC, a Georgia limited liability company and BLUEGREEN CORPORATION, a Massachusetts corporation (individually and collectively, jointly and severally, "Maker"), hereby promise to pay to the order of Foothill Capital Corporation, a California corporation ("Lender"), as hereinafter provided, in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of EIGHT MILLION FIVE HUNDRED THOUSAND DOLLARS ($8,500,000.00) (the "principal sum") together with interest thereon from the date hereof until paid. Capitalized terms used in this Promissory Note (the "Note") and not otherwise defined herein shall have the meanings set forth in that certain Amended and Restated Loan and Security Agreement by and between Lender and Bluegreen Corporation dated as of September 23, 1997, as amended by four amendments, each dated December 1, 2000, November 9, 2001, August 28, 2002, and the fourth dated contemporaneously herewith, (hereinafter, the "Loan Agreement") and the definitions of such capitalized terms, as set forth in the Loan Agreement, are incorporated herein by this reference. Likewise, to the extent terms and provisions of the Loan Agreement are referred to in this Note, they are incorporated herein by each such reference.

      (a) The unpaid principal balance of this Note shall bear interest at the reate provided in the Loan Inventory Advances. Maker promises to pay interest and principal on the unpaid principal balance of this Note on the dates and at the rates and in the amounts provided in the Loan Agreement. for a Land Inventory Advance. Interest chargeable hereunder shall be calculated as set forth in the Loan Agreement for Land Inventory Advances, and may be prepaid at any time without penalty. All payment sof this Note shall be made and credited a s provided in the Loan Agreement for Land Inventory Advances.

      (b) The outstanding unpaid principal balance of the Loan evidenced hereby, together with any and all accrued and unpaid interest hereunder, shall be due and payable if not sooner because of an Event of Default, on March 10, 2006.

      (c) In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, or otherwise shall the amount paid or agreed to be paid to Lender for the use, forbearance, or detention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible under any law which a Court of competent jurisdiction may deem applicable hereto. If any amount is received in excess of such highest lawful rate, such amount shall be applied by Lender in reduction of the principal

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sum. All unpaid principal and/or unpaid installments of principal or interest shall bear interest after maturity or due date thereof, or after default, at the "Default Rate", (as defined in Section 2.4 of the Loan Agreement), until paid.

      (d) Maker, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption under the homestead exemption laws, if any, or any other exemption or insolvency laws, and consents that Lender may release or surrender, exchange or substitute any real estate and/or personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note, and may extend the time for payment or otherwise modify the terms of the payment of any part or the whole of the debt evidenced hereby.

      (e) Maker agrees to pay all charges incident to, arising out of or in connection with the preparation, execution, delivery and enforcement of this Note, including, without limitation, all attorneys' fees and disbursements incurred by Lender, whether incurred prior to litigation, or in litigation at trial or on appeal and all expenses, including, without limitation, attorneys' fees and disbursements incident to the enforcement of payment of this Note, by any action or participation in, or in connection with, a case or proceeding under Chapters 7, 11 or 13 of the Bankruptcy Code or any successor statute thereto.

      (f) IT IS EXPRESSLY AGREED THAT, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE LOAN AGREEMENT, THE UNPAID PRINCIPAL BALANCE OF THIS NOTE, TOGETHER WITH INTEREST ACCRUED HEREON, SHALL BE DUE AND PAYABLE AS PROVIDED IN THE LOAN AGREEMENT, WITHOUT PRESENT, DEMAND, PROTEST, OR NOTICE OR PROTEST, OF ANY KIND, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED. IT IS FURTHER UNDERSTOOD THAT THIS NOTE IS SECURED BY, AMONG OTHER THINGS, THE LIENS GRANTED TO LENDER UNDER OTHER LOAN DOCUMENTS, UNLESS EXPRESSLY PROVIDED FOR TO THE CONTRARY IN THE LOAN AGREEMENT. ALL OF THE COVENANTS, CONDITIONS, WARRANTIES, REPRESENTATIONS AND AGREEMENTS CONTAINED IN THE LOAN AGREEMENT OR IN THE LOAN DOCUMENTS, ARE HEREBY INCORPORATED HEREIN AND MADE A PART HEREOF.

      (g) THE VALIDITY OF THIS NOTE, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER


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

JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF MAKER AND FOOTHILL WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS NOTE. MAKER AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. MAKER AND FOOTHILL REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      (h) Each of Makers is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by Lender under this Note, for the mutual benefit, directly and indirectly, of each of 4 LA 46486v1 2/20/2003 Makers and in consideration of the undertakings of the other Makers to accept joint and several liability for the Obligations (as used herein, the term Obligations shall have the meaning set forth in the Loan Agreement, excluding from such definition Advances made pursuant to Sections 2.1, 2.3 & 2.8 of the Loan Agreement).

      (i) Each of Makers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Makers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under these paragraphs (h) through (r), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Person composing Makers without preferences or distinction among them.

      (j) If and to the extent that any of Makers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Persons composing Makers will make such payment with respect to, or perform, such Obligation.

      (k) The Obligations of each Person composing Makers under this Note constitute the absolute and unconditional, full recourse Obligations of each Person composing Makers enforceable against each such Maker to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Note or any other circumstances whatsoever.

      (l) Except as otherwise expressly provided in this Note, each Person composing Makers hereby waives notice of acceptance of its joint and several liability, notice of the occurrence of any Default, Event of Default, or of any demand for any payment under this Note, notice of any action at any time taken or omitted by Lender


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

under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Note (except as otherwise provided in this Note). Each Person composing Makers hereby assents to, and waives notice of, any extension or postponement of the time for 5 LA 46486v1 2/20/2003 the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Lender at any time or times in respect of any default by any Person composing Makers in the performance or satisfaction of any term, covenant, condition or provision of this Note, any and all other indulgences whatsoever by Lender in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Person composing Makers. Without limiting the generality of the foregoing, each of Makers assents to any other action or delay in acting or failure to act on the part of Lender with respect to the failure by any Person composing Makers to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of paragraphs (h) through (r) of this Note afford grounds for terminating, discharging or relieving any Person composing Makers, in whole or in part, from any of its Obligations under this Note, it being the intention of each Person composing Makers that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of such Person composing Makers under this Note shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Person composing Makers under this Note shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Person composing Makers or Lender. The joint and several liability of the Persons composing Makers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, constitution or place of formation of any of the Persons composing Makers or Lender.

      (m) Each Person composing Makers represents and warrants to Lender that such Maker is currently informed of the financial condition of Makers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Person composing Makers further represents and 6 LA 46486v1 2/20/2003 warrants to Lender that such Maker has read and understands the terms and conditions of the Loan Documents. Each Person composing Makers hereby covenants that such Maker will continue to keep informed of Makers' financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

      (n) Each of the Persons composing Makers waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Lender's rights of subrogation and reimbursement against such Maker by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise:


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

      (o) Each of the Persons composing Makers waives all rights and defenses that such Maker may have because the Obligations are secured by Real Property. This means, among other things:

            (i) Lender may collect from such Maker without first foreclosing on any Real or Personal Property Collateral pledged by Makers.

            (ii) If Lender forecloses on any Real Property Collateral pledged by
            Makers:

                  (A) The amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                  (B) Lender may collect from such Maker even if Lender, by foreclosing on the Real Property Collateral, has destroyed any right such Maker may have to collect from the other Makers.

            This is an unconditional and irrevocable waiver of any rights and defenses such Maker may have because the Obligations are secured by Real Property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

      (p) The provisions of these paragraphs (h) through (r) are made for the benefit of Lender and its respective successors and assigns, and may be enforced by it or them from time to time against any or all of the Persons composing Makers as often as occasion therefor may arise and without requirement on the part of Lender, successor, or assign first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Persons composing Makers or to exhaust any remedies available to it or them against any of the other Persons composing Makers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of these paragraphs (h) through (r) shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of any of the Persons composing Makers, or otherwise, the provisions of th these paragraphs (h) through (r) will forthwith be reinstated in effect, as though such payment had not been made.

      (q) Each of the Persons composing Makers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Persons composing Makers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to Lender with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been paid in full in cash. Any claim which any Maker may have against any other Maker with respect to any payments to Lender hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder,


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

to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Maker, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Maker therefor.

      (r) Each of the Persons composing Makers hereby agrees that, after the occurrence and during the continuance of any Default or Event of Default, the payment of any amounts due with respect to the indebtedness owing by any Maker to any other Maker is hereby subordinated to the prior payment in full in cash of the Obligations. Each Maker hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Maker will not demand, sue for or otherwise attempt to collect any indebtedness of any other Maker owing to such Maker until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Maker shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Maker as trustee for the Lender, and such Maker shall deliver any such amounts to Lender for application to the Obligations.

      (s) Each of Makers agrees that Lender may deal exclusively with Bluegreen Corporation with respect to the Obligations under this Note and the Obligations, as defined in the Loan Agreement, arising under the Loan Agreement and that Bluegreen Corporation has full power and authority to act on behalf of all Makers and to bind them accordingly. Further, notice to Bluegreen Corporation alone shall be conclusively deemed to have been given to all Makers.

      IN WITNESS WHEREOF, Maker has caused this Note to beduly created on the day and year first above written.

                                    "MAKER"

                                    BLUEGREEN COMMUNITIES OF GEORGIA, LLC,
                                    a Georgia limited liability company

                                    By /S/ DANIEL C. KOSCHER
                                       ----------------------------------------
                                    Print Name:  Daniel C. Koscher
                                    Print Title:  Manager


                                    BLUEGREEN CORPORATION,
                                    a Massachusetts corporation

                                    By /S/ DANIEL C. KOSCHER
                                       ----------------------------------------
                                    Print Name:  Daniel C. Koscher
                                    Print Title:  Senior Vice President


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